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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: January 19, 2006
                Date of earliest event reported: January 19, 2006

                                 PFIZER INC.
           (Exact name of registrant as specified in its charter)

           Delaware                1-3619                13-5315170
      (State or other           (Commission           (I.R.S. Employer
      jurisdiction of           File Number)         Identification No.)
      incorporation)

          235 East 42nd Street
           New York, New York                               10017
 (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 573-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On January 19, 2006, Pfizer Inc. (the "Company" or "Pfizer") issued a press release announcing its financial results for the fourth quarter of 2005. The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99 to this report, and such press release is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99  -  Press Release of Pfizer Inc. dated January 19, 2006, reporting Pfizer's financial results for the fourth quarter of 2005. Exhibit 99 is deemed to be "filed" under the Securities Exchange Act of 1934 in this Current Report on Form 8-K.

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                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                          PFIZER INC.


                                          By:    /s/ Margaret M. Foran
                                                 -------------------------------
                                                 Margaret M. Foran
                                          Title: Senior Vice President-Corporate
                                                 Governance, Associate General
                                                 Counsel and Secretary

Dated: January 19, 2006

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                                  EXHIBIT INDEX

Exhibit No.    Description
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99             Press Release of Pfizer Inc. dated January 19, 2006, reporting
               Pfizer's financial results for the fourth quarter of 2005.